PROSHARES TRUST

ProShares K-1 Free Crude Oil Strategy ETF (OILK)

(the "Fund")

Supplement dated June 9, 2022

to the Fund's Statutory Prospectus

(dated October 1, 2021, each as supplemented or amended)

* * * * *

Upon the recommendation of ProShare Advisors, LLC, the Board of Trustees of ProShares Trust has approved a change to the Fund's investment strategy. The change is effective immediately. The following update is made to the Fund's statutory prospectus.

Statutory Prospectus

The following is added to the section titled "Additional Securities, Instruments and Strategies":

ProShares K-1 Free Crude Oil Strategy ETF

Reverse Repurchase Agreements – The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund's risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund's return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.